Exhibit 77C0: Matters submitted to a vote of security holders

Shareholder Meeting Results

Rule 30e-1 under the Investment Company Act of 1940, as amended, requires registered management companies to report on all subject matters put to the vote of shareholders and provide final results. Shareholders were asked to participate in a special meeting of shareholders on December 19, 2013 which was adjourned to January 24, 2014, February 19, 2014 and February 27, 2014 (the “Shareholder Meeting”). The final results of the Shareholder Meeting are reported in the following tables.

All Funds

Proposal 1: To elect the following as Trustees of the Trust:
Proposed Trustee	Shares For	Shares Withheld
William L. Marshall	27,409,354,824.650	254,183,119.419
Patrick J. Riley	27,409,280,559.991	254,257,384.078
Richard D. Shirk	27,380,016,279.087	283,521,664.982
Bruce D. Taber	27,409,354,824.650	254,183,119.419
Scott F. Powers	27,409,367,740.825	254,170,203.244
Michael F. Holland	20,553,405,966.618	7,110,131,977.451
William L. Boyan	24,171,060,497.528	3,492,477, 446.541
Rina K. Spence	24,170,989,957.661	3,492,547,986.408
Douglas T. Williams	24,171,024,985.845	3,492,512,958.224
James E. Ross	26,484,252,573.671	1,179,285,370.398

Proposal 2: To approve an Amended and Restated Agreement and Declaration of Trust for the Trust:

For		Against	Abstentions	Broker Non-Votes
31,256,620,514.078	5,330,776,657.282		1,923,503,244.373	1,397,473,178.490

SSIIT Liquid Reserves Fund:

Proposal 4.A — Concentrating investments in an industry:

For	Against	Abstentions	Broker Non-Votes
20,799,499,367.251	164,189,971.423	1,596,238,488.500	1,322,453,362.090

Proposal 4.B — Borrowing money and issuing senior securities:

For	Against	Abstentions	Broker Non-Votes
20,796,225,092.311	164,189,971.423	1,599,512,763.440	1,322,453,362.090

Proposal 4.C — Making loans:

For	Against	Abstentions	Broker Non-Votes
20,096,140,268.321	864,274,795.413	1,599,512,763.440	1,,322,453,362.090

Proposal 4.D — Investment in commodities and commodity contracts:

For	Against	Abstentions	Broker Non-Votes
20,008,640,268.321	864,274,795.413	1,687,012,763.440	1,322,453,362.090

Proposal 4.E — Investment in real estate:

For	Against	Abstentions	Broker Non-Votes
20,008,640,268.321	864,274,795.413	1,687,012,763.440	1,322,453,362.090

Proposal 4.F — Participation in the underwriting of securities:

For	Against	Abstentions	Broker Non-Votes
19,908,725,092.311	964,189,971.423	1,687,012,763.440	1,322,453,362.090

Proposal 4.G-4.I:  To approve the elimination of the Fund’s fundamental investment restriction with respect to:

Proposal 4.G — Pledging, mortgaging or hypothecating fund assets:

For	Against	Abstentions	Broker Non-Votes
20,021,225,092.564	939,189,971.170	1,599,512,763.440	1,322,453,362.090

Proposal 4.H — Diversification of investments:

For	Against	Abstentions	Broker Non-Votes
20,733,725,092.564	139,189,971.170	1,687,012,763.440	1,322,453,362.090

Proposal 4.I  — Investing in illiquid securities:

For	Against	Abstentions	Broker Non-Votes
19,758,640,268.321	864,274,795.413	1,937,012,763.440	1,322,453,362.090

Proposal 4.J  — Purchasing Interests In Oil, Gas Or Other Mineral Exploration or Development Programs:

For	Against	Abstentions	Broker Non-Votes
20,008,640,268.321	864,274,795.413	1,687,012,763.440	1,322,453,362.090

SSIIT Tax Free Money Market Fund:

Proposal 4.A — Concentrating investments in an industry:

For	Against	Abstentions	Broker Non-Votes
113,712,142.450	0	39,113,998.310	N/A

Proposal 4.B — Borrowing money and issuing senior securities:

For	Against	Abstentions	Broker Non-Votes
113,712,142.450	0	39,113,998.310	N/A

Proposal 4.C — Making loans:

For	Against	Abstentions	Broker Non-Votes
113,712,142.450	0	39,113,998.310	N/A

Proposal 4.D — Investment in commodities and commodity contracts:

For	Against	Abstentions	Broker Non-Votes
113,712,142.450	0	39,113,998.310	N/A

Proposal 4.E — Investment in real estate:

For	Against	Abstentions	Broker Non-Votes
113,712,142.450	0	39,113,998.310	N/A

Proposal 4.F — Participation in the underwriting of securities:

For	Against	Abstentions	Broker Non-Votes
113,712,142.450	0	39,113,998.310	N/A

Proposal 4.G-4.I:  To approve the elimination of the Fund’s fundamental investment restriction with respect to:

Proposal 4.H — Diversification of investments:

For	Against	Abstentions	Broker Non-Votes
113,712,142.450	0	39,113,998.310	N/A

Proposal 5— To make the fundamental investment objective of the Fund non-fundamental:

For	Against	Abstentions	Broker Non-Votes
52,277,679.680	61,434,462.770	39,113,998.310	N/A

SSITT US Government Money Market Fund:

Proposal 4.A — Concentrating investments in an industry:

For	Against	Abstentions	Broker Non-Votes
3,943,935,530.430	542,254,953.440	196,146,607.910	75,019,816.400

Proposal 4.B — Borrowing money and issuing senior securities:

For	Against	Abstentions	Broker Non-Votes
3,943,629,209.430	542,561,274.440	196,146,607.910	75,019,816.400

Proposal 4.C — Making loans:

For	Against	Abstentions	Broker Non-Votes
3,935,687,861.890	550,502,621.980	196,146,607.910	75,019,816.400

Proposal 4.D — Investment in commodities and commodity contracts:

For	Against	Abstentions	Broker Non-Votes
3,943,629,007.870	542,561,476.00	196,146,607.910	75,019,816.400

Proposal 4.E — Investment in real estate:

For	Against	Abstentions	Broker Non-Votes
3,943,935,439.430	542,254,953.440	196,146,698.910	75,019,816.400

Proposal 4.F — Participation in the underwriting of securities:

For	Against	Abstentions	Broker Non-Votes
3,943,629,118.430	542,561,365.440	196,146,607.910	75,019,816.400

Proposal 4.G-4.I:  To approve the elimination of the Fund’s fundamental investment restriction with respect to:

Proposal 4.G — Pledging, Mortgaging or Hypothecating Fund Assets:

For	Against	Abstentions	Broker Non-Votes
3,943,628,809.870	542,561,385.000	196,146,896.910	75,019,816.400

Proposal 4.H — Diversification of investments:

For	Against	Abstentions	Broker Non-Votes
3,943,935,419.870	542,255,064.000	196,146,607.910	75,019,816.400

Proposal 4.I — Investing in illiquid securities:

For	Against	Abstentions	Broker Non-Votes
3,942,141,908.050	544,048,501.820	196,146,681.910	75,019,816.400

SSITT Treasury Plus Money Market Fund:

Proposal 4.A — Concentrating investments in an industry:

For	Against	Abstentions	Broker Non-Votes
1,515,294,290.650	0	67,896.600	N/A

Proposal 4.B — Borrowing money and issuing senior securities:

For	Against	Abstentions	Broker Non-Votes
1,515,294,290.650	0	67,896.600	N/A

Proposal 4.C — Making loans:

For	Against	Abstentions	Broker Non-Votes
1,515,294,290.650	0	67,896.600	N/A

Proposal 4.D — Investment in commodities and commodity contracts:

For	Against	Abstentions	Broker Non-Votes
1,515,294,290.650	0	67,896.600	N/A

Proposal 4.E — Investment in real estate:

For	Against	Abstentions	Broker Non-Votes
1,515,294,290.650	0	67,896.600	N/A

Proposal 4.F — Participation in the underwriting of securities:

For	Against	Abstentions	Broker Non-Votes
1,515,294,290.650	0	67,896.600	N/A

Proposal 4.G-4.I:  To approve the elimination of the Fund’s fundamental investment restriction with respect to:

Proposal 4.G — Pledging, Mortgaging or Hypothecating Fund Assets:

For	Against	Abstentions	Broker Non-Votes
1,515,294,290.650	0	67,896.600	N/A

Proposal 4.H — Diversification of investments:

For	Against	Abstentions	Broker Non-Votes
1,515,294,290.650	0	67,896.600	N/A

Proposal 4.I — Investing in illiquid securities:

For	Against	Abstentions	Broker Non-Votes
1,515,294,290.650	0	67,896.600	N/A

SSITT Treasury Money Market Fund:

Proposal 4.A — Concentrating investments in an industry:

For	Against	Abstentions	Broker Non-Votes
8, 715,345,169.880	778,163,190.030	90,215,540.180	N/A

Proposal 4.B — Borrowing money and issuing senior securities:

For	Against	Abstentions	Broker Non-Votes
8,715,345,169.880	778,163,190.030	90,215,540.180	N/A

Proposal 4.C — Making loans:

For	Against	Abstentions	Broker Non-Votes
8,715,345,169.880	778,163,190.030	90,215,540.180	N/A

Proposal 4.D — Investment in commodities and commodity contracts:

For	Against	Abstentions	Broker Non-Votes
8,715,345,169.880	778,163,190.030	90,215,540.180	N/A

Proposal 4.E — Investment in real estate:

For	Against	Abstentions	Broker Non-Votes
8,715,345,169.880	778,163,190.030	90,215,540.180	N/A

Proposal 4.F — Participation in the underwriting of securities:

For	Against	Abstentions	Broker Non-Votes
8,715,345,169.880	778,163,190.030	90,215,540.180	N/A

Proposal 4.G-4.I:  To approve the elimination of the Fund’s fundamental investment restriction with respect to:

Proposal 4.G — Pledging, Mortgaging or Hypothecating Fund Assets:

For	Against	Abstentions	Broker Non-Votes
8,715,345,169.880	778,163,190.030	90,215,540.180	N/A

Proposal 4.H — Diversification of investments:

For	Against	Abstentions	Broker Non-Votes
8,715,345,169.880	778,163,190.030	90,215,540.180	N/A

Proposal 4.I — Investing in illiquid securities:

For	Against	Abstentions	Broker Non-Votes
8,713,274,282.100	780,234,077.810	90,215,540.180	N/A